BUSINESS COMBINATION (Tables)	12 Months Ended
Mar. 31, 2022
BUSINESS COMBINATION
Summary of fair value of the identifiable assets acquired and liabilities assumed

Under ASC 805-30-30-1, goodwill is calculated as follows as of March 31, 2022:

Fair value
Purchase consideration paid	$472,573
Fair value of non-controlling interest	326,570
Less: fair value of nets assets of XXTX:
Cash and cash equivalents	105,386
Other current assets	525,005
Plant and equipment	790
Intangible assets	265,536
Total assets	896,717
Total liabilities	(230,247)
Total fair value of net assets of XXTX	666,470
Goodwill as of the acquisition date	132,673
Effect of exchange rate changes on goodwill	7,257
Less: impairment loss of goodwill	(139,930)
Goodwill as of March 31, 2022	$—